POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE MILLER INVESTMENT TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER and MICHAEL MILLER, or either of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 29th day of October, 2019.

MILLER INVESTMENT TRUST

By: /s/ Greg Miller, President

Greg Miller, President

STATE OF ____MA_____ )

)       ss:

COUNTY OF Norfolk )

Before me, a Notary Public, in and for said county and state, personally appeared Greg Miller, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of October, 2019.

/s/ Meghan m. Daily

Notary Public

My commission expires: May 16, 2025

CERTIFICATE

The undersigned, Secretary of THE MILLER INVESTMENT TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on October 29, 2019, and is in full force and effect:

WHEREAS, THE MILLER INVESTMENT TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER and MICHAEL MILLER, or either of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys - full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: October 29, 2019

/s/ Michael Miller, Secretary

Michael Miller, Secretary

MILLER INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE MILLER INVESTMENT TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL MILLER as attorney for him and in his name, place and stead, and in either of his capacities as President of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 2019.

/s/ Greg Miller, President

GREG MILLER

President

STATE OF ______MA______ )

)       ss:

COUNTY OF Norfolk_____ )

Before me, a Notary Public, in and for said county and state, personally appeared Greg Miller, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of October, 2019.

/s/ Meghan m. Daily

Notary Public

My commission expires: May 16, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE MILLER INVESTMENT TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER as attorney for him and in his name, place and stead, and in his capacity as the Treasurer of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 2019.

/s/ Michael Miller, Treasurer

MICHAEL MILLER

Treasurer

STATE OF _____MA______ )

)       ss:

COUNTY OF Norfolk )

Before me, a Notary Public, in and for said county and state, personally appeared Michael Miller, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of October, 2019.

/s/ Meghan m. Daily

Notary Public

My commission expires: May 16, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE MILLER INVESTMENT TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER and MICHAEL MILLER, or either of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 2019.

/s/ Neal Chorney

Neal Chorney

Trustee

STATE OF ______MA______ )

)       ss:

COUNTY OF Norfolk )

Before me, a Notary Public, in and for said county and state, personally appeared Neal Chorney, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of October, 2019.

/s/ Meghan m. Daily

Notary Public

My commission expires: May 16, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE MILLER INVESTMENT TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER and MICHAEL MILLER, or either of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 2019.

/s/ Daniel Mainzer

Daniel Mainzer

Trustee

STATE OF ______MA_____ )

)       ss:

COUNTY OF Norfolk )

Before me, a Notary Public, in and for said county and state, personally appeared Daniel Mainzer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of October, 2019.

/s/ Meghan m. Daily

Notary Public

My commission expires: May 16, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE MILLER INVESTMENT TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER and MICHAEL MILLER, or either of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 2019.

/s/ Michael Blank

Michael Blank

Trustee

STATE OF _____MA______ )

)       ss:

COUNTY OF Norfolk )

Before me, a Notary Public, in and for said county and state, personally appeared Michael Blank, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of October, 2019.

/s/ Meghan m. Daily

Notary Public

My commission expires: May 16, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE MILLER INVESTMENT TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL MILLER, as attorney for him and in his name, place and stead, and in his capacity as an Interested Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 2019.

/s/ Greg Miller, Trustee

Greg Miller

Interested Trustee

STATE OF ____MA_______ )

)       ss:

COUNTY OF Norfolk )

Before me, a Notary Public, in and for said county and state, personally appeared Greg Miller, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of October, 2019.

/s/ Meghan m. Daily

Notary Public

My commission expires: May 16, 2025